OPT-SCIENCES CORPORATION

                                1912 Bannard Street
                                Post Office Box 221
                           Riverton, New Jersey 08077-0221
                                   (856) 829-2800

                      Notice of Annual Meeting of Shareholders

                            To Be Held on March 26, 2008

To the Shareholders of OPT-SCIENCES CORPORATION

The Annual Meeting of Shareholders of OPT-SCIENCES CORPORATION (the "Company"), will be held at 2:30 p.m. (EDST) on Wednesday, March 26, 2008 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 E. City Avenue, Bala Cynwyd, PA 19004 to consider and act upon the following matters:

       (1) To elect three (3) directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

       (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on the books of the Company at the close of Business on February 1, 2008 will be entitled to notice of and vote at the meeting or any adjournment thereof.

The Annual Report of the Company for the year ended October 27, 2007 is Enclosed herewith.

By Order of the Board of Directors



______________________________
Anderson L. McCabe
President
March 3, 2008


                                     IMPORTANT
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                     YOU ARE REQUESTED NOT TO SEND US A PROXY













                         Management Information Statement
                        For Annual Meeting of Shareholders
                            To be held March 26, 2008

Management has furnished this statement to shareholders regarding matters to be voted at the Annual Meeting of Shareholders of Opt-Sciences Corporation (the "Company"). The Annual Meeting will be held at 2:30 p.m. local time on Wednesday, March 26, 2008 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 E. City Avenue, Bala Cynwyd, PA 19004.

WE ARE NOT ASKING YOU FOR A PROXY AND WE ARE REQUESTING YOU NOT TO SEND US
A PROXY

VOTING SECURITIES AND RECORD DATE

The Common Stock ($.25 par value) is the only outstanding class of voting securities. Holders of record at the close of business of February 1, 2008 are entitled to notice of the meeting and to vote at the meeting and any adjourn-ment thereof. At the close of business on February 1, 2008, 775,585 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the meeting of the Shareholders. Each share of Common Stock entitles the holder at the record date to one vote at the meeting.

PRINCIPAL SHAREHOLDER AND QUORUM

A Trust for the benefit of the children of Arthur J. Kania owns 510,853 shares (66% of the outstanding shares). A majority of the outstanding shares of the Common Stock of the Company, represented in person or by proxy, shall constitute a quorum at the meeting, and since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect Directors and approve such other matters to be considered by the shareholders. Dissenters' rights are not applicable to the matters being proposed. No party other than the Trust is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

	Name and Address of	   Amount and Nature of       Percent of Class
	Beneficial Owner	    Beneficial Owner
      -------------------        --------------------         ----------------
	Rose Sayen, Trustee	         510,853                      66%
	Arthur John Kania Trust
	Suite 525, Two Bala Plaza
	333 E. City Avenue
	Bala Cynwyd, PA  19004








Security Ownership of Directors and Officers:

      Name and Address of	    Amount and Nature of        Percent of Class
      Beneficial Owner              Beneficial Owner
      -------------------         --------------------        ----------------
      Anderson L. McCabe	          1,064(1)                     *
      P.O. Box 221
      1912 Bannard Street
      Riverton, N.J.  08077

      Arthur J. Kania		         23,723(1)                     3%
      Suite 525, Two Bala Plaza
      333 E. City Avenue
      Bala Cynwyd, PA  19004

      Arthur J. Kania, Jr.                  0(1)                       *
      Suite 525, Two Bala Plaza
      333 E. City Avenue
      Bala Cynwyd, PA  19004

      Directors and Officers           24,781(1)                       3%
      As a Group

        *Less than 1% of the outstanding Common Stock

        1. Excludes 510,853 shares (66% of the outstanding shares) owned by a Trust for the benefit of Arthur J. Kania's children and a total of 10,000 shares (1.3% the outstanding shares) owned by separate trusts for the benefit of each of Arthur J. Kania's grandchildren. Mr. Kania has no voting power with respect to such securities and disclaims beneficial ownership in all such shares. Mr. McCabe, husband of a beneficiary of the trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J. Kania, is a beneficiary of the first aforementioned trust and father of beneficiaries of the second aforementioned trusts, but has no power to vote such shares in said trusts and is not a beneficial owner under the applicable rules.

MATTERS TO BE ACTED UPON

Election of Directors

Three (3) directors are to be elected at the Annual Meeting and those persons elected will hold office until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three. The Arthur J. Kania Trust has advised that it intends to give a proxy to Arthur J. Kania and Anderson L. McCabe to vote in favor of the Management slate of directors and in their discretion to vote in favor of such other matters that may properly come before the meeting. If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, Mr. Kania and Mr. McCabe are expected to vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next annual meeting of shareholders. There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of Management all nominees intend to serve the entire term for which election is sought.

The following persons have been nominated for election to the Board of Directors to succeed themselves in office:

Nominees(Age)           Positions with Company, Principal        Year First
                        Occupation and Business Experience         Became
                        During Past Five Years(1)               Director of
                                                                  Company
----------------------- ------------------------------------    ------------

Anderson L. McCabe (52)  Director of the Company; President,        1987
                         Chief Executive Officer and Chief
                         Financial Officer of the Company

Arthur J. Kania (76)     Director of the Company; Secretary         1977
                         of Company; Principal of Trikan
                         Associates (real estate ownership
                         and management-investment firm;
                         Partner of Kania, Lindner, Lasak
                         and Feeney (law firm)

Arthur J. Kania, Jr.(52) Director of the Company; Principal         1987
                         of Trikan Associates (real estate
                         ownership and management-investment
                         firm); Vice-President of Newtown Street
				 Road Associates (real estate ownership
				 and management)

                         (1) This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.
                         This column does not include directorships held with any of the Company's subsidiaries.

Directors will serve in such capacity until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors.

Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. Each of the nominees listed above is currently a member of the Board of Directors.


INFORMATION REGARDING EXECUTIVE OFFICERS

Anderson L. McCabe, 52 years old, is President, Chief Executive Officer and Chief Financial Officer of the Company and its manufacturing subsidiary. He graduated from the University of South Carolina in 1977 and received a B.S.
in Chemical Engineering. From 1977 to 1985, he was employed by United Engineers and Constructors, Inc., a subsidiary of Raytheon Corporation as Process Engineer with managerial responsibilities. In 1986 he became President of the Company. He is a registered professional engineer.

Arthur J. Kania, 76 years old, is the Secretary of the Company. He is not Active in the day-to-day operations of the Company or its manufacturing subsidiary. Mr. Kania's principal occupations during the past five years have been as Principal of Trikan Associates (real estate ownership and management -

investment firm); and as a partner of the law firm of Kania, Lindner, Lasak and Feeney.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers (as defined in the SEC regulations) and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to us, or representations that no forms were necessary, Management believes that, during the past fiscal year, the officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements during Fiscal Year 2007.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Audit Committee and Audit Committee Financial Expert

Our Board of Directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors. Our Board of Directors does not have an independent director. Our Board of Directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the Board of Directors believes that each of its members has the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee member should have for a business such as the Company.

Board Meetings; Nominating and Compensation Committees

Given the size of the Company and its Board of Directors, much of its decision making is made through telephone calls and intermittent informal meetings; when formalization is necessary, the Board conducts formal meetings or acts by written consent. In Fiscal 2007, there were two Board Meetings attended by all Directors.

Our directors and officers do not receive remuneration from us unless approved by the Board of Directors. No such payment shall preclude any director from serving us in any other capacity and receiving compensation therefore. A total of $7,500 has been paid to each director for services as director during the last fiscal year.

We are not a "listed company" under SEC rules and are therefore not required to have a compensation committee or a nominating committee. We do not currently have a compensation committee. Our Board of Directors is currently comprised of only three members, one of whom acts as Chief Executive Officer and Chief Financial Officer.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth on an accrual basis for the fiscal years shown, the remuneration of the sole compensated executive officer of the Company.


SUMMARY COMPENSATION
-------------------------------------------------------------------------------
    (a)      (b)    (c)    (d)  (e)     (f)     (g)      (h)      (i)     (j)
 Name and   Year  Salary Bonus Stock  Option Nonequity   Non-     All    Total
 principal          ($)    ($) awards awards incentive qualified other    ($)
 position                       ($)     ($)    plan    deferred  compen-
                                              compen-   compen-  sation
                                              sation    sation    ($)
                                                ($)    earnings
                                                         ($)
----------- ---- ------- ------ ----- ----- ---------- -------  ------  -------
Anderson L. 2007 118,750 25,000  0       0       0        0    11,130*  154,880
McCabe      2006  93,750 25,000  0       0       0        0     7,394** 126,144
President,
CEO, CFO,
Treasurer,
And Director
-------------------------------------------------------------------------------
         *Includes directors fee of $7,500 and
          Company matching contribution to 401(K) Plan of $3,630
         **Includes directors fee of $5,000 and
           Company matching contribution to 401(K) Plan of $2,394


DIRECTOR COMPENSATION FOR FISCAL YEAR 2007

Cash Compensation

     Name             Annual        Meeting  Consulting    Other
                     Retainer        Fees       Fees       Fees
-------------------- ---------      -------  ----------    -----
Anderson L. McCabe    $7,500		$0         $0         $0
Arthur J. Kania       $7,500		$0         $0         $0*
Arthur J. Kania, Jr.  $7,500		$0         $0         $0
*See Certain Transactions and Relationships below.



OPTIONS/SAR GRANTS/OTHER LONG TERM COMPENSATION

The Company did not grant stock options or stock appreciation rights during Fiscal Year 2007, nor does it have any of such rights outstanding from prior years. The Company does not provide other long term compensation or awards.

CERTAIN TRANSACTIONS AND FAMILY RELATIONSHIPS AMONG OFFICERS AND DIRECTORS

Arthur J. Kania is the father of Arthur J. Kania, Jr. and the father-in-law of Anderson L. McCabe. Those individuals constitute the Board of Directors.

Anderson L. McCabe is the sole executive officer. Rose Sayen, an employee of Arthur J. Kania, is the Trustee of the Arthur J. Kania Trust, which is the principal shareholder ofthe Company.

During Fiscal year 2007, we incurred legal fees of $40,500 to the firm of Kania, Lindner, Lasak and Feeney, of which Arthur J. Kania is the Senior partner. Mr. Kania does not share or participate in fees generated from the Company.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Goff, Backa, Alfera & Company, LLC has acted as independent certified public accountants for the Company since 2004. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any member thereof has any direct financial interest or any material indirect interest in the Company. We do not expect a representative of Goff, Backa, Alfera & Company, LLC to be present at the Meeting or to be available for questioning at the Meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

            Type                      2007          2006
-----------------------------      --------      --------
Audit Fees                          $28,468       $26,682
Review of Schedule 14C filing           -0-           -0-
Tax Fees                                -0-           -0-
Other Fees                              -0-           -0-

(1)	AUDIT FEES

The aggregate fees billed or accrued for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-KSB (17 CFR 249.308a) or 10-QSB (17 CFR 249.308b) or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $28,468 for the Fiscal year ended October 27, 2007 and $26,682 for the Fiscal year ended October 28, 2006.

(2)	AUDIT-RELATED FEES

There were no fees billed in either of the last two fiscal years for audit related matters rendered by the principal accountant.

(3)	OTHER FEES

There were no fees billed in each of the last two fiscal years for profes-sional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

ANNUAL REPORT ON FORM 10-KSB

The 2007 Annual Report of the Company, which includes consolidated financial statements for the fiscal year ended October 27, 2007, accompanies this information statement.

Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Annual Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-KSB for fiscal year 2007 as filed with Securities and Exchange Commission. Requests for this report should be directed to Anderson L. McCabe, President, Opt-Sciences Corporation, 1912 Bannard Street, Post Office Box 221, Riverton, New Jersey, 08077-0221.

The Company is an electronic filer with the S.E.C. The SEC maintains an internet site that contains periodic reports, information statements, and other information filed electronically by the Company. The address of that web site is http://www.sec.gov. The Company also provides a link to all its current SEC Filings at its Internet web site: http://www.optsciences.com.

STOCKHOLDER PROPOSALS

Any qualified Shareholder desiring to have his proposal included on the Company's information statement for the annual meeting to be held in the Year 2009 must submit such proposal in writing to the Company no later than September 30, 2008.

OTHER MATTERS

Management does not know of any other business which is likely to be brought before the 2008 Annual Meeting. However, in the event that other matters properly come before the 2008 Annual Meeting, they will be acted upon accordingly.

By Order of the Board of Directors

Anderson L. McCabe
President
Riverton, New Jersey
March 3, 2008